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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                               November 1, 1999


                               AURORA FOODS INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   333-50681
                                   ---------
                            Commission File Number

           DELAWARE                                         94-3303521
           --------                                         ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)

                       456 Montgomery Street, Suite 2200
                           San Francisco, CA  94104
          (Address of Principal Executive Office, Including Zip Code)

                                (415) 982-3019
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
---------------------------------------------

On November 1, 1999, Aurora Foods Inc. (the "Company") (NYSE: AOR), a leading producer and marketer of premium branded foods completed the acquisition (the "Acquisition") of substantially all of the assets of the Lender's Bagels business ("Lender's") from The Eggo Company ("Eggo"), a subsidiary of the Kellogg Company ("Kellogg's"). These assets include (i) Lender's(R) and associated trademarks, (ii) the manufacturing facilities located in Mattoon, IL and West Seneca, NY, plus substantially all of the equipment for the manufacture of Lender's(R) products currently located in Kellogg's West Haven, Connecticut facility, (iii) proprietary formulations for Lender'(R) products, (iv) other product specifications and customer lists and (v) rights under certain contracts, licenses, purchase orders and other arrangements and permits. The Company intends to use the acquired assets in its operation of the Lender's(R) business. The purchase price of approximately $275 million was based on arms' length negotiations between the Company and Eggo.

The Company financed the Acquisition and related costs with additional senior bank borrowings of $275 million. The additional senior secured bank debt was incurred under the Company's Fifth Amended and Restated Credit Agreement (the "Credit Agreement"). Pursuant to this amendment, The Chase Manhattan Bank acts as administrative agent for the lenders listed in the Credit Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b). Financial Statements of Business Acquired; Pro Forma Financial Information. Providing the financial statements and pro forma financial information required by this item is not practical at the time of this report on Form 8-K. Such financial statements and pro forma financial information are expected to be filed within 60 days of this filing by an amendment to this report on Form 8-KA.

     (c) Exhibits. The following exhibits are filed herewith in accordance with
     Item 601 of Regulation S-K:

     2.1 Asset Purchase Agreement dated September 24, 1999 between Aurora Foods Inc. and The Eggo Company.

     10.1 Fifth Amended and Restated Credit Agreement dated November 1, 1999 and entered into by and among Aurora Foods Inc., as Borrower, the Lenders listed therein, The Chase Manhattan Bank, as Administrative Agent for the lenders, National Westminster Bank PLC, as Syndication Agent and UBS AG, Stamford Branch, as Documentation Agent.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA FOODS INC.
(Registrant)

By:    /s/ M. Laurie Cummings
       ----------------------
       M. Laurie Cummings
       Chief Financial Officer and Secretary

Date:  November 10, 1999

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